Detroit Auto Show Conference January 12, 2006 Auto Analysts of New York Exhibit 99.1

Agenda I. Business Conditions Jim Vandenberghe, Vice Chairman II. Directional 2006 Outlook and Sales Backlog Update Dave Wajsgras, EVP and CFO Closing Comments Bob Rossiter, Chairman and CEO

Highlights of Today's Presentation* Global business conditions remain challenging Lear taking a product-line focus to improve financials New three-year sales backlog supports growth in all product segments 2006 financial outlook expected to improve Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Business Conditions

Business Conditions* Continued mixed economic signals Production environment remains challenging Sustained high energy and raw material prices Increasing distress throughout the supply base Intense industry focus on cost reduction Adverse Industry Factors Continue To Impact Lear's Financial Results Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Production Environment* Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Launches Ford Explorer Seats, Doors, Electrical Distribution Hyundai Sonata Seats, Electrical Distribution Chevrolet Tahoe Seats, Doors Cadillac DTS / Buick Lucerne Total Interior Integrator Program, Electrical Distribution Ford Fusion Seats DCX Dodge Ram Truck Seats, Doors, IP, Overhead Systems

Historical Energy and Raw Material Price Increases 2004 Diesel Cold Roll Hot Roll PP LDPE East 750 65 53 57 63 64 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Key Energy And Raw Material Prices Up 50% - 65% Since The End Of 2003 December 2005 versus December 2003

Increasing Distress Throughout Lear's Supply Base 2003 2004 2005 bankr. 2 4 14 cessation 6 8 11 high risk 0 10 21 West Cessation of Operations High Risk Bankruptcies Higher raw material prices Unplanned capital expenditures / tooling investment Increased on-site resources and management involvement Increasing workout and resourcing activities Impact on Lear Distress Indicators

Recent Energy and Raw Material Price Increases 2004 Diesel Cold Roll Hot Roll PP LDPE East 750 8 10 11 22 31 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Fourth Quarter Average Key Energy And Raw Material Prices Up About 10% - 30% From Third Quarter Fourth Quarter 2005 Average versus Third Quarter 2005 Average

Lear's Strategy To Mitigate Energy and Raw Material Price Increases* Developing affordable cost standards for components (cost- based approach vs. piece-price-based approach) Increasing use of Cost Technology Optimization (CTO), including suppliers as well as customers Increasing low-cost country sourcing Analyzing part or material substitution options Selective vertical integration Utilizing third party logistics leverage and expertise Seeking recovery from OEMs Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Lear Approach to "Productivity" Agreements* All price reductions to reflect joint cost reduction efforts: Emphasizes the elimination of waste and reduction of cost Provides mutual incentives to work together cooperatively Supports objective that each individual program is economically viable Creates reasonable margin profile over time Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

J.D. Power Quality Measurements 6% improvement in TGW over 2004 35% improvement since 1999 4 Best-in-Segment vehicles Full-size Car: Ford Five Hundred Pickup: Chevrolet Avalanche Sport Utility: BMW X3 Van: Chevrolet Express Highest Quality Seat Manufacturer Supplying More Than Six Vehicle Lines Source: 2005 J.D. Power Seat Survey Lear's 2005 J.D. Power Results 1998 1999 2000 2001 2002 2003 2004 2005 TGR 12.4 10.3 9.5 8.3 7.9 7 7.1 6.7 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Things Gone Wrong (TGW) per 100 vehicles 35% Improvement

Directional 2006 Outlook

2006 Outlook Key Industry and Operating Factors* Uncertainty surrounding key external and industry factors: Overall industry demand and composition of production by major segment Sales success of key new programs Future direction of energy and raw material prices Price negotiations with our customers and suppliers Potential labor and supply disruptions Some Lear factors turning positive: Restructuring on track / additional cost reductions being developed Capital spending to decline from 2005 peak Customer payment term changes now in place Launch costs to return to more normal levels Other Lear factors Timing of WL Ross & Company proposed joint venture Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2006 Outlook Directional Assessment* Given the level of uncertainties, financial guidance for 2006 will not be provided at this time. Shown below is a directional assessment of our outlook for this year: Earnings improve Capital spending trends notably lower Free cash flow turns positive 2006 Financial Results Expected To Improve Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

2006 Outlook ** Lear's Liquidity Position Remains Strong 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 East 317 300 800 1700 400 West 400 North $317* $1,700 $400 $300 $800 $400 Public Bonds Convertible Bond Credit Facility Term Loan Target $1.0+ billion in excess liquidity Beyond seasonal working capital needs $2.1 billion in committed bank facilities $1.7 billion five-year credit facility, maturing March 2010 $400 million term loan, maturing February 2007 Approximately $400 million in U.S. and European receivable-based programs * Reflects accreted value of convertible bonds ** Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Debt Maturity Profile (in millions)

Profile of Product Groups* Seating Electrical / Electronics Interior Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Proposed Interior Product Segment Joint Venture with WL Ross & Co.* Framework agreement was signed between Lear and WL Ross & Co. to form an interior joint venture WL Ross & Co. entered into an agreement to acquire Collins & Aikman's European business Lear evaluating the inclusion of European interior segment in the WL Ross & Co. joint venture WL Ross & Co. and Lear are jointly evaluating other acquisition opportunities, including Collins & Aikman's North American business Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Sales Backlog Update

Method (3 year) Awarded / replacement business Rolling off / resourced business Sales Backlog Assumptions Production: (million units) 2006 2007 2008 North America: 15.7 16.0 16.3 Europe: 18.8 19.1 19.5 Exchange: $1.20 / Euro Sales Backlog -- Methodology and Assumptions* Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Sales Backlog -- Three Year* 2006 - 2008 Backlog: $3.0 Billion Composition: Product -- 70% Seating and Electrical/Electronics; 30% Interior Geographic -- Over Half Outside North America Customer -- 40% Traditional Big 3; 40% European; 20% Asian OEM Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Three-Year Backlog Is $3 Billion, Even After Roll-Off Of Significant 2005 Backlog

Sales Backlog 2006 - 2008 Annual Growth* 2004 2006 2007 2008 2008 East 750 1800 900 300 500 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Cumulative $900 $3,000 $2,700 (in millions) Please see slide titled "Forward-Looking Statements" at the end of this presentation. $1,800 $300 Upside Opportunity In 2008 From Open Sourcing $1,800

Continued Rapid Growth in our Total Asian Sales** * Consolidated and unconsolidated sales. ** Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. 2001 2002 2003 2004 2005 Forecast 2008 Cons 736.1 850 1250 1800 2100 Non 121.5 (in millions) Revenue in Asia and with Asian Manufacturers* $850 $1,250 $2,100 $1,800 Lear's Total Asian-Related Sales Are Growing At A Rapid Rate

2004 2005 2006 2007 2008 East 750 1550 1350 900 500 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2004 2006 2007 2008 East 750 700 250 -50 West 30.6 38.6 31.6 North 45.9 46.9 43.9 Sales Backlog For Interior* Backlog Subject To Change, Reflecting Outcome Of Strategy For Interior Products Interior represents about 30% of total backlog Down about 25% from prior status, with marginal business not being renewed Interior Sales Backlog (in millions) $700 $250 ($50) * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Closing Comments

We Have a Balanced Longer-Term Strategy for Creating Shareholder Value* Manage the business to improve product-line returns Strengthen leadership position in Seat Systems Grow Electrical Distribution Systems and Electronic Products Finalize and execute Interior business strategy Improve global competitiveness Continuously improve quality and customer satisfaction levels Base future "productivity" agreements on cost reduction Increase low-cost manufacturing, sourcing and engineering Leverage scale, expertise and common architecture strategy Maintain a strong and flexible balance sheet Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

More Sustainable Business Model Emerging* Major supplier bankruptcies Stress throughout supply chain Major automakers struggling More efficient supply base needed Excess capacity must be eliminated New, lower cost sources emerging globally Fair pricing model Longer-term agreements Lowest possible costs New product innovation Improved supplier and OEM financials Profitable growth potential Reality--Present Business Model Not Working Restructuring--Further Consolidation And Restructuring Required Relationship--More Collaborative Approaches Key To Success Results--A New, More Sustainable Business Model Emerging Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

The Company has provided information regarding "free cash flow" in this presentation, a non- GAAP financial measure. Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses free cash flow for planning and forecasting in future periods. Free cash flow should not be considered in isolation or as a substitute for net cash provided by operating activities or other cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, free cash flow, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Use of Non-GAAP Financial Information

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which the Company operates, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer pricing negotiations, the impact and timing of program launch costs, the costs and timing of facility closures, business realignment or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, raw material costs and availability, the Company's ability to mitigate the significant impact of recent increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, the finalization of the Company's restructuring plan and asset impairment or similar charges that may be required as a result of current business conditions (including any additional charges that may be required in connection with the finalization of the Company's impairment analyses), the outcome of various strategic alternatives being evaluated with respect to the Company's Interior product segment and other risks described from time to time in the Company's Securities and Exchange Commission filings. Finally, the proposed joint venture between the Company and WL Ross & Co. LLC with respect to the Company's Interior product segment is subject to the negotiation and execution of definitive agreements and other conditions. No assurances can be given that the proposed joint venture will be completed on the terms contemplated or at all. This presentation also contains information on the Company's sales backlog. The Company's incremental sales backlog reflects: anticipated net sales from formally awarded new programs and open replacement programs, less phased-out and cancelled programs. The calculation of backlog does not reflect customer price reductions on existing or newly awarded programs. The backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of major program launches. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof. Forward-Looking Statements